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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): JANUARY 20, 2004


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                               DT INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                       0-23400                44-0537828
(State or other jurisdiction of      (Commission File           (IRS Employer
 incorporation or organization)           Number)            Identification No.)


                              907 WEST FIFTH STREET
                               DAYTON, OHIO 45407
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (937) 586-5600


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On January 20, 2004, DT Industries, Inc. issued a press release announcing that, on January 16, 2004, it sold substantially all of the assets of its Converting Technologies division to Sencorp, Inc. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) EXHIBITS.  The following exhibit is filed herewith.


EXHIBIT NO.    EXHIBIT
   99.1        Press Release dated January 20, 2004.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:  January 20, 2004

                                      DT INDUSTRIES, INC.


                                      By: /s/ Dennis S. Dockins
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                                          Dennis S. Dockins
                                          General Counsel and Secretary


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                                  EXHIBIT INDEX



EXHIBIT NO.    EXHIBIT
   99.1        Press Release dated January 20, 2004.